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                                  Exhibit 16


August 31, 2000

Securities and Exchange Commission                   VIA FACSIMILE
Mail Stop 11-3                                       (202) 942-9656
450 5th Street, N.W.                                 & HAND DELIVERY
Washington, D.C. 20549

Dear Sirs/Mesdames:

We have read and agree with the comments in Item 4 of Form 8-K of Southwest Bancorp, Inc. dated August 31, 2000.

Yours truly,

/s/ Deloitte & Touche LLP